SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2024

iQSTEL Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Explanatory Note

On January 25, 2024, we filed a Current Report on Form 8-K to disclose the closing of a Share Purchase Agreement (the “Agreement”) with Yukon River Holdings, Ltd., described in Item 1.01 to that report, which agreement provides for the purchase of 51% of the equity of QXTEL LIMITED, a company incorporated in England and Wales. This Amendment to the Current Report on Form 8-K is filed to provide the required financial statements of the business to be acquired and pro forma financial information.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Purchase Agreement

On January 19, 2024, we entered into a Share Purchase Agreement (“Purchase Agreement”) with Yukon River

Holdings, Ltd. (“Yukon River”), a corporation formed under the laws of the British Virgin Islands (“Seller”) concerning the contemplated sale by Seller and the purchase by us of 51% of the ordinary shares Seller holds in QXTEL LIMITED, a company incorporated in England and Wales (the “Company”).

The Company is one of the most advanced & diversified telecommunications and technology services provider focused on platform services for wholesale, retail and cloud communications service providers, wholesale carrier voice, wholesale carrier messaging (A2P SMS) and carrier technology services with over 20 years in the telecom industry switching more than 5 billion voice & A2P SMS transactions over 200 interconnections worldwide. Headquartered in London (UK) with regional offices in Florida (USA), Buenos Aires (Argentina), Dubai (UAE), Belgrade (Serbia) and Istanbul (Turkey).

The purchase price (the “Purchase Price”) payable to the Seller for the shares is US $5,000,000. Upon the execution of the Purchase Agreement, we agreed to deposit US $1,500,000 of the Purchase Price into the trust account of a law firm acting as escrow agent (the “Escrow Agent”) as a nonrefundable deposit to evidence our good faith intention to purchase the shares. If the Purchase Agreement does not close before April 30, 2024, the deposit is non-refundable. If the Purchase Agreement closes, the deposit will be credited against the Purchase Price.

At closing, in addition to the US $1,500,000 with the Escrow Agent that will form part of the Purchase Price, we are required to pay US $1,500,000 in cash and US $2,000,000.00 to the Seller, either (A) in the form of a promissory note (the “Promissory Note”), or (B) by the delivery of iQSTEL shares to Seller. Seller may decide the form of payment between the Promissory Note or the share of iQSTEL, and if a Promissory Note is chosen, we have agreed to allow Seller the option to exchange the Promissory Note for shares of iQSTEL.

We are required to reserve a sufficient number of shares for the iQSTEL shares payable to the Seller under a formula discounted by 20% of the average closing sales price for 5 consecutive days on the trading market.

Also, in the event Seller chooses the Promissory Note, Seller shall also have a security interest, or pledge, in 40% of the ordinary shares that are being sold to us. In the event Seller chooses the Promissory Note, the $2,000,000 will be paid with no interests in 7 monthly payments of $200,000 each and an eighth payment of $600,000.

For the period commencing on January 1, 2024 and ending December 31, 2024 (the “Determination Period”), Seller may receive an earn-out payment (“Earnout Payment”), as additional consideration. If we have positive Net Income of greater than US $1,000,000 during the Determination Period, then we shall pay to Seller an Earnout Payment equal to the Earnout Amount. If we have positive Net Income equal to or greater than $750,000, but less than US $1,000,000, during the Determination Period, then we shall pay to Seller an Earnout Payment equal to the amount of the Net Income. If we have positive Net Income of less than $750,000 during the Determination Period, then Seller shall not be entitled to any Earnout Payment.

At closing, which must occur before April 30, 2024, we have agreed to enter into a shareholder’s agreement with Seller that, among other things, establishes a first of first refusal for us to repurchase the shares from Seller.

Our obligation to close the transactions contemplated by the Purchase Agreement is contingent upon the closing of debt and/or equity financing of up to an additional US $1,500,000 on terms reasonably satisfactory to us.

The closing of the Purchase Agreement is subject to, among other things, the Company having prepared all accounting information in accordance with SEC standards in such manner that any audit of the Company, if required, may be performed.

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The Purchase Agreement contains customary representations and warranties of the parties, including, among others, with respect to corporate organization, capitalization, corporate authority, financial statements and compliance with applicable laws. The representations and warranties of each party set forth in the Purchase Agreement were made solely for the benefit of the other parties to the Purchase Agreement, and investors are not third-party beneficiaries of the Purchase Agreement. In addition, such representations and warranties (a) are subject to materiality and other qualifications contained in the Purchase Agreement, which may differ from what may be viewed as material by investors, (b) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (c) may have been included in the Purchase Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding any of the parties or their respective businesses.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

Securities Purchase Agreement and Secured Convertible Promissory Note

On January 24, 2024, we entered into a securities purchase agreement (the “SPA”) with M2B Funding Corp., a Florida corporation, for it to purchase up to the principal amount of US $3,888,888.89 in secured convertible promissory notes (the “Notes”) for an aggregate purchase price of US $3,500,000.00 (the “Purchase Price”), which Notes are convertible into shares (“Conversion Shares”) of our common stock with an initial conversion price of $0.11 per share. Each noteholder shall receive shares of common stock (“Kicker Shares”) in an amount equal to ten percent of the principal amount of any Note issued divided by $0.11. The Notes are secured by all of our assets under a Security Agreement signed with the SPA.

The initial tranche will be for US $2,222,222.22 in face value of Notes and Kicker Shares, with an original issue discount of US $222,222.22, and the second tranche will be for US $1,666,666.67 in face value of Notes and Kicker Shares, with an original issue discount of US $166,666.67. Each one-year note bears interest at 18% per annum.

Provided no default has occurred, we may prepay the Notes at 110% of the outstanding principal amounts plus all other sums due and owing.

We have agreed with certain covenants in connection with the financing, including a prohibition on us entering any variable rate transactions, restrictions on future offerings or incurring indebtedness, and a most favored nation clause, among other provisions.

We have also agreed, pursuant to a Registration Rights Agreement, to register the Conversion Shares and the Kicker Shares with the Securities and Exchange Commission in a registration statement.

The foregoing description of the SPA, the Registration Rights Agreement, the Security Agreement and form of Note is not complete and is qualified in its entirety by reference to the text of such documents, which are filed as Exhibit 10.1, 10.2, 10.3 and 4.1 hereto and which are incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Items 1.01 is incorporated into this Item 2.01 by reference.

ITEM 2.03 – CREATION OF A DIRECT FINANCIAL OBLIGATION

The information set forth in Items 1.01 is incorporated into this Item 2.03 by reference.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
2.1	Purchase Agreement, dated January 19, 2024
4.1	Secured Convertible Promissory Note, dated January 1, 2024
10.1	Securities Purchase Agreement, dated January 1, 2024
10.2	Registration Rights Agreement, dated January 24, 2024
10.3	Security Agreement, dated January 24, 2024
99.1	Audited financial statements as of and for the years ended December 31, 2022 and 2021
99.2	Unaudited financial statements as of and for the three and nine-month periods ended September 30, 2023 and 2022
99.3	Unaudited pro forma financial statements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias
Chief Executive Officer

Date: February 8, 2024

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